UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2004

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1375 Peachtree Street, NW Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 404-815-0770

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

Exhibit No.	Description

99.1	Form of Notice, dated February 17, 2004

Item 11.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On February 17, 2004, EarthLink, Inc. (the “Company”) sent a notice to its directors and executive officers informing them that a blackout period will be in effect beginning 4:00 p.m. (Eastern time) on March 26, 2004 through not later than April 2, 2004 (unless extended) (the “Blackout Period”) restricting them from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company.  The notice was provided to the Company’s directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

In satisfaction of the notice requirement under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended, the EarthLink, Inc. 401(k) Plan administrator and the Company mutually agreed to the Blackout Period.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Charles G. Betty
	Name:	Charles G. Betty
	Title:	President, Chief Executive Officer

Date:  February 17, 2004

Exhibits

Exhibit No.	Description

99.1	Form of Notice, dated February 17, 2004